UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2008

Boyd Gaming Corporation
(Exact name of registrant as specified in its charter)

Nevada	1-12882	88-0242733
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3883 Howard Hughes Parkway, Ninth Floor
Las Vegas, Nevada    89169
(Address of principal executive offices including zip code)

(702) 792-7200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 15, 2008, at the 2008 Annual Meeting of Stockholders of Boyd Gaming Corporation (the "Company"), the Company's stockholders approved an amendment of the Company's 2002 Stock Incentive Plan (the "Plan"), increasing the maximum number of shares of the Company's common stock authorized for issuance over the term of the Plan by 5,000,000 shares from 12,000,000 shares to 17,000,000 shares.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.
Exhibit No.	Description
10.1*	Boyd Gaming Corporation 2002 Stock Incentive Plan, as amended on May 15, 2008 (incorporated by reference to Appendix A of the definitive proxy statement filed by the Company on April 2, 2008).

__________

* Management contract or compensatory plan or arrangement.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2008	Boyd Gaming Corporation

/s/ Josh Hirsberg Josh Hirsberg Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
10.1*	Boyd Gaming Corporation 2002 Stock Incentive Plan, as amended on May 15, 2008 (incorporated by reference to Appendix A of the definitive proxy statement filed by the Company on April 2, 2008).

__________

* Management contract or compensatory plan or arrangement.